                                                                   Exhibit 10.32

                                  AMENDMENT II

AMENDMENT 1, to be attached to and form a part of Lease Agreement dated 9 November 1990 and Amendment I dated 5 March 1992, which together with any amendments, modifications and extensions thereof is hereinafter referred to as "Lease Agreement",

    BETWEEN:
Crow Kessler, a Texas Limited Partnership

    hereinafter referred to as "LESSOR", and

Papa Johns International, Inc., a Delaware corporation

    hereinafter referred to as "LESSEE",

concerning the premises described as follows:

    Approximately 35,724 SF of office/warehouse space, which shall herein be deemed to be as displayed in Exhibit A-2, within Decimal Point Service Center #3, as described on Exhibit B-2.

WHEREAS, Lessor and Lessee desire to extend the term of said Lease Agreement;

Now, THEREFORE, in consideration of the mutual covenants herein set forth and other good and valuable consideration, Lessor and Lessee hereby amend said Lease Agreement to read as follows:

1. Reference Paragraph 1, TERM: The term of the Lease is hereby renewed and extended for an additional term of six (6) months to commence on January 1, 1998 and ending June 30, 1998.

2. Reference Paragraph 2A. BASE RENT: During the extended term, commencing on the Commencement Date, Lessee agrees to pay Lessor for the leased premises, in advance, without demand the following:

                         Period        Monthly Rental
                         ------        --------------
                      1 - 6 Months    $14,498.66/Month

    The amount of monthly rental and the initial monthly escrow payments are as follows:

    (1) Base Rent as set forth in Paragraph 2A   $14,498.66
                                                  ---------
    (2) Tax Escrow Payment                       $ 1,190.80
                                                  ---------
    (3) Insurance Escrow Payment                 $   297.70
                                                  ---------
    (4) Utility Charge                           $     ****
                                                  ---------
    (5) Common Area Charge                       $ 1,190.80
                                                  ---------
    (6) Security Services                        $     ****
                                                  ---------
    (7) Other (Drainage)                         $     ****
                                                  ---------
          Monthly Payment Total                  $17,177.96
                                                  ---------

3.  Lessee shall accept the premises for this renewal term on an "as is" basis.

All other terms of the original Lease Agreement dated 9 November 1990 and Amendment I dated 5 March 1992 shall remain the same.

IN WITNESS WHEREOF, the parties hereto have signed this Amendment II this 21 day of April, 1997.

LESSEE:                                LESSOR:
Papa Johns International               Trammell Crow Asset Management, Inc.
a Delaware Corporation                 a Delaware corporation
                                       Agent for Crow Kessler
By: /s/ Richard Emmett                 a Texas Limited Partnership
   --------------------------------

Title: Vice President                  By: /s/ Scott Robinson
      -----------------------------       -------------------------------------
                                          Scott Robinson, Senior Vice President

Witness: /s/ Barbara J. Allen          Witness: /s/ Patti Danagut
        ---------------------------            --------------------------------

                                  EXHIBIT A-2
                                  -----------

                                LEASED PREMISES
                                   35,724 SF




                     [DIAGRAM OF FLOOR PLAN APPEARS HERE]

                                  EXHIBIT B-2
                                  -----------

                         DECIMAL POINT SERVICE CENTER
                                 BUILDING 3

Beginning at a point in the south line of a tract of land conveyed to Crow-DiManino #5 as recorded in Deed Book 5414, Page 214, Deed Book 5432, Page 263 and Deed Book 5432, Page 272 in the aforementioned clerk's office and the northwest corner of a tract of land conveyed to Crow-Kessler A Texas Limited Partnership as recorded in Deed Book 5432, Page 263 in the aforementioned clerk's office, thence with said line South 14 degrees 00' 00" East, 355.00 feet to a point; thence leaving said line South 35 degrees 45' 31" West, 22.88 feet to a point; thence South 76 degrees 00' 00" West, 129.09 feet to point; thence North 14 degrees 00' 00" West, 20.57 feet to a point; thence South 76 degrees 00' 00" West, 105.00 feet to a point; thence North 14 degrees 00' 00" West,
258.73 feet to a point; thence with the arc of a curve to the right having a radius of 144.41 feet and a chord of North 05 degrees 13' 59" West, 44.02 feet to a point in the southern right-of-way line of Bluegrass Court; thence with the south right-of-way line of Bluegrass Court with the arc of a curve tO the left having a radius Of 60 feet and the following three chords: South 77 degrees 51' 40" East, 41.43 feet to a point; North 36 degrees 56' 33" East, 84.85 feet to a point; North 13 degrees 40' 57" West, 11.76 feet to a point in the south line of a tract of land conveyed tO Crow-DiMartino #5 as previously mentioned; thence North 76 degrees 00'00" East, 141.70 feet to the point of beginning containing
1.941 acres.


                                                                     Lessor  AR
                                                                           -----

                                                                     Lessee  AJE
                                                                           -----